Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE ABSOLUTE RETURN FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

On November 19, 2008, the Board of Trustees of Credit Suisse Absolute Return Fund (the "Fund") approved, subject to shareholder approval, a Plan of Liquidation, Dissolution and Termination (the "Plan") whereby all of the Fund's assets would be liquidated and the Fund would subsequently be dissolved. In light of the Board's decision, shares of the Fund are no longer being offered effective November 21, 2008.

Credit Suisse Asset Management, LLC, the Fund's investment adviser ("Credit Suisse"), owns approximately 65% of the Fund's outstanding shares and intends to vote its shares in favor of approval of the Plan. Following shareholder approval of the Plan, each shareholder of the Fund will receive a distribution in an amount equal to the Fund's net asset value per share on a payment date expected to be in late 2008. Each shareholder may also receive previously declared and unpaid dividends and distributions. The liquidation of the Fund is expected to have tax consequences for a shareholder. Shareholders should consider consulting with their tax advisers to determine any tax consequences and may wish to redeem Fund shares prior to the payment date. The liquidation, dissolution and termination of the Fund is subject to the completion of certain conditions, including the approval of the Plan by the Fund's shareholders. Proxy materials describing the Plan will be mailed to shareholders of the Fund in anticipation of a special meeting of shareholders to be held at a later date.

On November 21, 2008, the Fund will stop charging Distribution and Service (12b-1) fees on all classes of shares.

Dated: November 20, 2008	16-1106 for AR-PRO-CMN AR-PRO-LOAD 2008-016